                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14C
               Information Statement Pursuant to Section 14(c) of
                      the Securities Exchange Act of 1934

      Check the appropriate box:
      /X/        Preliminary Information Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
      / /        Definitive Information Statement

                            SIMPLE TECHNOLOGY, INC.
         -------------------------------------------------------------
                (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box)

/X/        No fee required
/ /        Fee computed on table below per Exchange Act Rules 14c-5(g) and
           0-11
           (1)  Title of each class of securities to which transaction applies:
                ------------------------------------------------------------
           (2)  Aggregate number of securities to which transaction applies:
                ------------------------------------------------------------
           (3)  Per unit price or other value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
                determined)
                ------------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ------------------------------------------------------------
           (5)  Total fee paid:
                ------------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ------------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ------------------------------------------------------------
           (3)  Filing Party:
                ------------------------------------------------------------
           (4)  Date Filed:
                ------------------------------------------------------------

                            SIMPLE TECHNOLOGY, INC.
                              3001 DAIMLER STREET
                        SANTA ANA, CALIFORNIA 92705-5812

                            ------------------------

                           NOTICE OF ACTION TAKEN BY
                          WRITTEN CONSENT OF MAJORITY
                                  SHAREHOLDERS

                            ------------------------

DEAR SHAREHOLDERS:

    We are writing to advise you that Simple Technology, Inc., will change its name to SimpleTech, Inc. The name change was approved on April 5, 2001, by unanimous approval of our Board of Directors. In addition, shareholders holding a majority of our outstanding common stock approved the name change by written consent in lieu of a meeting on April 5, 2001, in accordance with Sections 603(a), 902 and 903 of the California General Corporation Law. The name change will not be effective until we amend our articles of incorporation by filing a Certificate of Amendment to our Amended and Restated Articles of Incorporation with the California Secretary of State. We intend to file this certificate twenty days after this information statement is first mailed to our shareholders.

    Our purpose in changing our name was to reflect the consolidation of our OEM division (previously known as SiliconTech) and our aftermarket division (previously known as Simple Technology) under a single corporate name. In addition, all products manufactured and sold by us will now be branded under the SimpleTech name. We feel that a single identity will substantially increase awareness of the total value of the corporation to the investment, customer, and supplier community. We also expect to realize cost-savings by using a single corporate name as well as by using a single brand name for all products. In conjunction with introducing our new name, we intend to launch a marketing campaign to increase public awareness of the Company as a leading-edge electronics design, manufacturing, and marketing firm.

    No action is required by you. The accompanying information statement is furnished only to inform our shareholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Act of 1934. This information statement is being mailed to you on or about April __, 2001.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                               By order of the Board of Directors,

                                               --------------------------------------------
                                                             Manouch Moshayedi
                                                   CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Santa Ana, California
April , 2001

                            SIMPLE TECHNOLOGY, INC.
                              3001 DAIMLER STREET
                        SANTA ANA, CALIFORNIA 92705-5812

                            ------------------------

                        INFORMATION STATEMENT REGARDING
                       ACTION TAKEN BY WRITTEN CONSENT OF
                            MAJORITY OF SHAREHOLDERS

                            ------------------------

    We are furnishing this shareholder information statement to you to provide you with information and a description of an action taken by written consent of a majority of our shareholders on April 5, 2001, in accordance with Sections 603(a), 902 and 903 of the California General Corporation Law. This action was taken by 14 persons or entities which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action.

    WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

    This information statement is being mailed on or about April __, 2001 to shareholders of record on April 2, 2001. The information statement is being delivered only to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934.

GENERAL

    On April 5, 2001, our Board of Directors unanimously approved, subject to shareholder approval, an amendment to our Amended and Restated Articles of Incorporation to change our corporate name to "SimpleTech, Inc." On April 5, 2001, 14 shareholders which collectively own in excess of the required majority of our outstanding common stock necessary for the adoption of the action, approved the name change by action taken by written consent. The full text of the proposed amendment to the Amended and Restated Articles of Incorporation is attached hereto as Exhibit A.

PURPOSE OF CHANGE IN NAME OF THE CORPORATION

    Our Board of Directors believes it is desirable to change the name of the Company to "SimpleTech, Inc." in order to reflect the consolidation of the Company's OEM division (previously known as SiliconTech) and aftermarket division (previously known as Simple Technology) under a single corporate name. In addition, all products manufactured and sold by us will now be branded under the SimpleTech name. We feel that a single identity will substantially increase awareness of the total value of the corporation to the investment, customer, and supplier community. We also expect to realize cost-savings by using a single corporate name as well as by using a single brand name for all products.

PROCEDURE FOR APPROVAL OF NAME CHANGE; VOTE REQUIRED

    The California General Corporation Law requires that, in order for us to amend our Amended and Restated Articles of Incorporation, such amendment must be approved by our Board of Directors and approved by a majority of the outstanding shares entitled to vote. The California General Corporation Law also provides that any action which may be taken at a meeting of the shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, shall be signed by the holders of a majority of the outstanding shares entitled to vote.

    On April 2, 2001, the record date for determination of the shareholders entitled to receive this Information Statement, there were 38,061,025 shares of common stock outstanding. The holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our shareholders. We needed the affirmative vote of at least a majority of the outstanding shares of our common stock to approve the name change. Our Board, by its unanimous written consent, adopted resolutions approving an amendment to our Amended and Restated Articles of Incorporation to effect the name change. By Action of Written Consent, dated April 5, 2001, holders representing 30,603,027 shares of common stock or 80.4% of the shares of common stock approved the name change. All of the 30,603,027 shares of common stock approving the amendment are owned by our directors and executives and their affiliates.

EFFECTIVE DATE OF AMENDMENT

    The amendment to our articles of incorporation will become effective upon the filing with the California Secretary of State a Certificate of Amendment to our Amended and Restated Articles of Incorporation, attached hereto as Exhibit A. We intend to file this certificate twenty days after this information statement is first mailed to shareholders.

EFFECT ON CERTIFICATES EVIDENCING SHARES OF SIMPLE TECHNOLOGY STOCK

    The change in the name of Simple Technology will be reflected in its stock records by book-entry in Simple Technology's records. For those shareholders that hold physical certificates, please do not destroy or send to Simple Technology your present common stock certificates. Those certificates will remain valid for the number of shares shown thereon, and should be carefully preserved by you.

DISSENTER'S RIGHTS

    The California General Corporation Law does not provide for dissenters' right of appraisal in connection with the name change.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

    No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed name change, which is not shared by all other shareholders of Simple Technology.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of April 2, 2001, except as noted in the footnotes below, by:

    - Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

    - Each of our executive officers;

    - Each of our directors; and

    - All of our executive officers and directors as a group.

    Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of April 2, 2001, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of April 2, 2001, 38,061,025 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the shareholder's name, subject to community property laws where applicable. The address of each individual listed below is c/o 3001 Daimler Street, Santa Ana, California 92705-5812.

                                                         BENEFICIAL OWNERSHIP
                                                               OF SHARES
                                                        -----------------------
NAME OF BENEFICIAL OWNER                                  NUMBER     PERCENTAGE
------------------------                                ----------   ----------
Executive officers and directors:
  Manouch Moshayedi(1)................................  10,094,496      26.5%
  Mike Moshayedi(2)...................................   9,021,996      23.7
  Mark Moshayedi(3)...................................  11,486,535      30.2
  Dan Moses(4)........................................     339,989         *
  Michael Hajeck(5)...................................     269,157         *
  Carl Swartz(6)......................................     339,989         *
  F. Michael Ball.....................................       5,000         *
  Thomas A. Beaver....................................          --        --
  Mark. R. Hollinger..................................          --        --
  All directors and executive officers as a group
    (9 persons)(7)....................................  31,557,162      81.8%

------------------------
*   Less than one percent

(1) Consists of 1,098,496 shares held by Manouch Moshayedi, as a Co-Trustee for the D. and N. Moshayedi Investment Trust, dated 9/25/98 for the benefit of Mark Moshayedi's children, 5,996,000 shares held by Manouch and Sophie Moshayedi, as Trustees for the M. and S. Moshayedi Revocable Trust, dated 11/16/95 for the benefit of Manouch Moshayedi's family, 1,500,000 shares held by Manouch Moshayedi, as Trustee for the Manouch Moshayedi Grantor Retained Annuity Trust for the benefit of Manouch Moshayedi and his family and 1,500,000 shares held by Manouch Moshayedi, as Trustee for the Sophie Moshayedi Grantor Retained Annuity Trust for the benefit of Manouch Moshayedi and his family. Manouch Moshayedi has shared voting and dispositive power with respect to the shares held by the D. and N. Moshayedi Investment Trust and the M. and S. Moshayedi Revocable Trust. Manouch Moshayedi expressly disclaims beneficial ownership of shares held by the D. and N. Moshayedi Investment Trust.

(2) Includes of 7,019,996 shares held by Mike & Parto Moshayedi, as Trustees for the M. and P. Moshayedi Revocable Trust, dated 12/30/96 for the benefit of Mike Moshayedi's family, 1,000,000 shares held by Mike Moshayedi, as Trustee for the Masoud Moshayedi Grantor Retained Annuity Trust for the benefit of Mike Moshayedi and his family and 1,000,000 shares held by Mike Moshayedi, as Trustee for the Parto Moshayedi Grantor Retained Annuity Trust for the benefit of Mike Moshayedi and his family. Does not include 9,000 shares held by Mike Moshayedi's spouse. Mike Moshayedi has shared voting and dispositive power with respect to the shares held by the M. and P. Moshayedi Revocable Trust.

(3) Consists of 1,204,343 shares held by Mark Moshayedi, as Trustee for the M. and S. Moshayedi Investment Trust, dated 11/16/95 for the benefit of Manouch Moshayedi's children, 1,180,346 shares held by Mark Moshayedi, as a Co-Trustee for the M. and P. Moshayedi Investment Trust, dated 12/30/96 for the benefit of Mike Moshayedi's children, 7,101,846 shares held by Mark and Semira Moshayedi, as Trustees for the M. and S. Moshayedi Revocable Trust, dated 9/25/98 for the benefit of Mark Moshayedi's family, 1,000,000 shares held by Mark Moshayedi, as trustee for the Mehrdad Moshayedi Grantor Retained Annuity Trust for the benefit of Mark Moshayedi and his family and 1,000,000 shares held by Mark Moshayedi, as Trustee for the Semira Moshayedi

    Grantor Retained Annuity Trust for the benefit of Mark Moshayedi and his family. Mark Moshayedi has shared voting and dispositive power with respect to the shares held by the M. and P. Moshayedi Investment Trust and the M. and S. Moshayedi Revocable Trust. Mark Moshayedi expressly disclaims beneficial ownership of shares held by the M. and S. Moshayedi Investment Trust and the M. and P. Moshayedi Investment Trust.

(4) Consists of 339,989 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days from April 2, 2001.

(5) Includes 42,502 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days from April 2, 2001.

(6) Includes 125,173 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days from April 2, 2001.

(7) Includes 507,664 shares subject to options, all of which are presently exercisable or will become exercisable within 60 days from April 2, 2001.

                                   EXHIBIT A
                            CERTIFICATE OF AMENDMENT
                                       OF
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                            SIMPLE TECHNOLOGY, INC.
                            a California corporation

    Manouch Moshayedi and Mark Moshayedi hereby certify that:

    ONE: They are the duly acting Chief Executive Officer and Secretary, respectively, of Simple Technology, Inc., a California corporation.

    TWO: Article I of the Amended and Restated Articles of Incorporation of this corporation is hereby amended and restated in its entirety to read as follows:

               "The name of this corporation is SimpleTech, Inc."

    THREE: The foregoing amendment of the Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors.

    FOUR: The foregoing amendment of the Amended and Restated Articles of Incorporation has been duly approved by the required vote of the shareholders in accordance with Section 903 of the Corporations Code. The Corporation has outstanding 38,061,025 shares of Common Stock. The number of shares voting in favor of the foregoing amendment and restatement equaled or exceeded the vote required for approval, such required vote being a majority of the outstanding shares of Common Stock.

                            [SIGNATURE PAGE FOLLOWS]

    The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this Certificate are true and correct of our own knowledge.

DATED: May   , 2001                            --------------------------------------------
                                                             Manouch Moshayedi
                                                          CHIEF EXECUTIVE OFFICER

                                               --------------------------------------------
                                                              Mark Moshayedi
                                                                 SECRETARY

                                      A-2